EXHIBIT 99.2

TRANSGENOMIC, INC.
Cash Flow Restatement

                                                                                                        2004
                                                                                   ---------------------------------------------
                                                                                    Three Months Ended        Six Months Ended
                                                                                         March 31,                June 30,
                                                                                   ---------------------   ---------------------
                                                                                   Reported    Restated    Reported    Restated
                                                                                   ---------   ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES

Depreciation and amortization (1)                                                  $   1,048   $   1,202   $   2,102   $   2,410
Purchase of trading securities (2) (3)                                             $       0   $       0   $       0   $       0
Trading securities acquired in settlement of accounts receivable (2)               $       0   $       0   $       0   $       0
Proceeds from sale of trading securities (2) (3)                                   $       0   $       0   $       0   $       0
Accounts receivable (2)                                                            $     423   $     423   $  (1,926)  $  (1,926)

Net cash flows from operating activities                                           $  (4,003)  $  (3,849)  $  (7,260)  $  (6,952)

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from the sale of securities (2)                                           $     933   $     933   $     932   $     932
Change in other assets (1)                                                         $      86   $     (68)  $     307   $      (1)

Net cash flows from investing activities                                           $     584   $     430   $     106   $    (202)

SUPPLEMENTAL CASH FLOW INFORMATION

Available for sale securities acquired for goods and services                      $       0   $     959   $       0   $     959

                                                                                                        2004
                                                                                   ---------------------------------------------
                                                                                     Nine Months Ended      Twelve Months Ended
                                                                                       September 30,            December 31,
                                                                                   ---------------------   ---------------------
                                                                                   Reported    Restated    Reported    Restated
                                                                                   ---------   ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES

Depreciation and amortization (1)                                                  $   3,145   $   3,607   $   4,009   $   4,625
Purchase of trading securities (2) (3)                                             $       0   $       0   $       0   $       0
Trading securities acquired in settlement of accounts receivable (2)               $       0   $       0   $  (4,397)  $       0
Proceeds from sale of trading securities (2) (3)                                   $       0   $       0   $   4,269   $       0
Accounts receivable (2)                                                            $  (2,469)  $  (2,469)  $   1,063   $  (3,334)

Net cash flows from operating activities                                           $  (9,170)  $  (8,708)  $  (9,101)  $ (12,754)

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from the sale of securities (2)                                           $   2,768   $   2,768   $       0   $   4,269
Change in other assets (1)                                                         $     488   $      26   $   1,138   $     522

Net cash flows from investing activities                                           $   2,006   $   1,544   $   2,380   $   6,033

SUPPLEMENTAL CASH FLOW INFORMATION

Available for sale securities acquired for goods and services                      $       0   $   3,137   $       0   $   4,397

                                                                                                        2003
                                                                                   ---------------------------------------------
                                                                                    Three Months Ended        Six Months Ended
                                                                                         March 31,                June 30,
                                                                                   ---------------------   ---------------------
                                                                                   Reported    Restated    Reported    Restated
                                                                                   ---------   ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES

Depreciation and amortization (1)                                                  $     835   $     989   $   1,762   $   2,070
Purchase of trading securities (2) (3)                                             $       0   $       0   $       0   $       0
Trading securities acquired in settlement of accounts receivable (2)               $       0   $       0   $       0   $       0
Proceeds from sale of trading securities (2) (3)                                   $       0   $       0   $       0   $       0
Accounts receivable (2)                                                            $  (1,330)  $  (1,330)  $     995   $     995

Net cash flows from operating activities                                           $  (3,141)  $  (2,987)  $  (6,749)  $  (6,441)

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from the sale of securities (2)                                           $   3,612   $   3,612   $   3,612   $   3,612
Change in other assets (1)                                                         $     212   $      58   $     147   $    (161)

Net cash flows from investing activities                                           $     157   $       3   $  (1,127)  $  (1,435)

SUPPLEMENTAL CASH FLOW INFORMATION

Available for sale securities acquired for goods and services                      $       0   $       0   $       0   $       0

                                                                                                        2003
                                                                                   ---------------------------------------------
                                                                                     Nine Months Ended      Twelve Months Ended
                                                                                       September 30,            December 31,
                                                                                   ---------------------   ---------------------
                                                                                   Reported    Restated    Reported    Restated
                                                                                   ---------   ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES

Depreciation and amortization (1)                                                  $   2,850   $   3,312   $   3,981   $   4,597
Purchase of trading securities (2) (3)                                             $  (1,565)  $  (1,565)  $       0   $  (1,566)
Trading securities acquired in settlement of accounts receivable (2)               $       0   $       0   $  (1,843)  $       0
Proceeds from sale of trading securities (2) (3)                                   $   1,519   $   1,519   $   1,907   $   1,519
Accounts receivable (2)                                                            $   1,482   $   1,482   $     619   $     342

Net cash flows from operating activities                                           $  (9,880)  $  (9,418)  $ (13,245)  $ (13,017)

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from the sale of securities (2)                                           $   3,612   $   3,612   $   3,612   $   4,000
Change in other assets (1)                                                         $     310   $    (152)  $      73   $    (543)

Net cash flows from investing activities                                           $  (1,724)  $  (2,186)  $  (2,719)  $  (2,947)

SUPPLEMENTAL CASH FLOW INFORMATION

Available for sale securities acquired for goods and services                      $       0   $       0   $       0   $     277

(1) Amortization of capitalized software was inappropriately reflected in net cash flows from investing activities through the change in other assets. This adjustment appropriately reflects the amortization as an adjustment to reconcile net loss to net cash flows from operating activities.
(2) Restricted common stock accepted as payment for goods and services from one of the Company's customers was incorrectly classified. These adjustments appropriately reflect these available for sale securities as investing activities and the receipt of securities in settlement of accounts receivable (available for sale securities acquired for goods and services) as non-cash supplemental cash flow information.
(3) Purchase of trading securities and proceeds from sale of trading securities were inappropriately included certain available for sale securities. These adjustments appropriately reflect activities related to trading securities as operating activities and available for sale securities as investing activities.